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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 29, 2003

                                PAXAR CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

              0-5610                                      13-5670050
      (Commission File Number)                (IRS Employer Identification No.)

  105 CORPORATE PARK DRIVE, WHITE PLAINS, NEW YORK            10604
      (Address of Principal Executive Offices)              (Zip Code)

                                 (914) 697-6800
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         Exhibit 99.1 -- Paxar Corporation Press Release, issued April 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 29, 2003, Paxar Corporation ("Paxar") issued a press release announcing its first-quarter 2003 earnings. A copy of Paxar's press release is attached to this report as Exhibit 99.1 and incorporated by reference.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAXAR CORPORATION
                                          (Registrant)


Date: April 30, 2003                      By:      /s/ Jack R. Plaxe
                                              ----------------------------------
                                                   Jack R. Plaxe
                                                   Senior Vice President and
                                                   Chief Financial Officer